Exhibit 21.1

SUPERVALU Subsidiaries as of 3/31/2007

14 North Main Street LLC	Massachusetts Limited Liability Company
18 NMS LLC	Massachusetts Limited Liability Company
28 Pond Street Realty, LLC	New Hampshire
300 Main Street Realty, LLC	New Hampshire
693 Randolph Avenue LLC	Massachusetts Limited Liability Company
861 Edgell Road LLC	Massachusetts Limited Liability Company
99 Water Street LLC	Massachusetts Limited Liability Company
ABS Finance Co., Inc.	Delaware
ABS Insurance Ltd.	Bermuda
ABS Procurement Co.	Grand Cayman
Acme Markets, Inc.	Delaware
Adrian Realty Trust	Massachusetts
Advantage Logistics – PA LLC	Pennsylvania Limited Liability Company
Advantage Logistics - Southeast, Inc.	Alabama
Advantage Logistics Southwest, Inc.	Arizona
Advantage Logistics USA East L.L.C.	Delaware Limited Liability Company
Advantage Logistics USA West L.L.C.	Delaware Limited Liability Company
Advantage Logistics USA, Inc.	Delaware
Albertsons ASSIST Inc.	Idaho
Albertson’s Liquors, Inc.	Wyoming
Albertsons Stores Charitable Foundation, Inc.	Idaho
Amadan LLC	Massachusetts Limited Liability Company
American Drug Stores LLC	Delaware Limited Liability Company
American Partners, L.P.	Indiana Limited Partnership
American Procurement And Logistics Company LLC	Delaware Limited Liability Company
American Stores Charitable Foundation	Utah
American Stores Company, LLC	Delaware Limited Liability Company
APLC Procurement, Inc.	Utah
Arden Hills 2003 L.L.C.	Delaware Limited Liability Company
Arles, LLC	New Hampshire
ASC Communications, Inc.	Delaware
ASC Media Services, Inc.	Utah
ASP Realty, Inc.	Delaware
BAI Property LLC	Massachusetts Limited Liability Company
BE Development LLC	Massachusetts Limited Liability Company
Beryl American Corporation	Vermont
Blaine North 1996 L.L.C.	Delaware Limited Liability Company
Bloomington 1998 L.L.C.	Delaware Limited Liability Company
BP Realty, LLC	Massachusetts Limited Liability Company
Bristol Farms	California
Brockton Corporation	Vermont
Burnsville 1998 L.L.C.	Delaware Limited Liability Company
Butson’s Enterprises of Vermont, Inc.	Vermont
Butson’s Enterprises, Inc.	New Hampshire
Butson’s Enterprises of Massachusetts, Inc.	Massachustts
Cambridge 2006 L.L.C.	Delaware Limited Liability Company
Cambridge Charter Realty I LLC	Massachusetts Limited Liability Company
CH Project LLC	Massachusetts Limited Liability Company
Champlin 2005 L.L.C.	Delaware Limited Liability Company
Clifford W. Perham, Inc.	Maine
Clyde Evans Markets, Inc.	Ohio
Coon Rapids 2002 L.L.C.	Delaware Limited Liability Company
Dartmouth Charter LLC	Massachusetts Limited Liability Company
Deals - Nothing Over A Dollar, LLC	Missouri
Diamond Lake 1994 L.L.C.	Delaware Limited Liability Company
Diamond Lake 2004, LLC	Minnesota Limited Liability Company

Discount Books East Corporation	Delaware
East Hampton Realty, LLC	Massachusetts Limited Liability Company
East High Street LLC	Massachusetts Limited Liability Company
Eastern Beverage, Inc.	Maryland
Eastern Region Management Corporation	Virginia
EP Realty LLC	Massachusetts Limited Liability Company
FF Acquisition, L.L.C.	Virginia Limited Liability Company
FF Construction L.L.C.	Virginia Limited Liability Company
Food Basket LLC	California Limited Liability Company
Food-A-Rama G.U., Inc.	Maryland
Foodarama Group, Inc.	Maryland
Foodarama LLC	Delaware Limited Liability Company
Foodarama, Inc.	Maryland
Foodland Distributors	Michigan General Partnership
Forest Lake 2000 L.L.C.	Delaware Limited Liability Company
Fridley 1998 L.L.C.	Delaware Limited Liability Company
G.W.M. Holdings, Inc.	Virginia
Goldstar Partners, LLC (The)	Massachusetts Limited Liability Company
Gorham Markets, LLC	New Hampshire Limited Liability Company
Great Valu, L.L.C.	Virginia Limited Liability Company
Hastings 2002 L.L.C.	Delaware Limited Liability Company
Heath Street, LLC	Massachusetts Limited Liability Company
HNHP Realty, LLC	New Hampshire Limited Liability Company
Hooksett Project, LLC	Massachusetts Limited Liability Company
Hooksett Realty SSI LLC	Massachusetts Limited Liability Company
Integrated Transportation Logistics, L.L.C.	Michigan Limited Liability Company
Inver Grove Heights 2001 L.L.C.	Delaware Limited Liability Company
Jetco Properties, Inc.	Delaware
Jewel Companies, Inc., a 1985 Delaware Corporation	Delaware
Jewel Food Stores, Inc.	New York
JOAH, Inc.	Delaware
Keatherly, Inc.	New Hampshire
Keltsch Bros., Inc.	Indiana
Lazy Acres Market Inc.	California
Leonard Court, LLC	Maine
Lithia Springs Holdings, LLC	Georgia Limited Liability Company
Livonia Holding Company, Inc.	Michigan
Lot 18 Redevelopment Corporation	Missouri
Lucky Stores LLC	Nevada Limited Liability Company
Main Realty, LLC	Massachusetts Limited Liability Company
Maplewood East 1996 L.L.C.	Delaware Limited Liability Company
Market Brands, Inc.	Delaware
Market Company, Ltd.	Bermuda
Market Funding, Inc.	Delaware
Market Improvement Corporation	Virginia
Market Insurance Agency, Inc.	Virginia
Mashpee Realty LLC	Massachusetts Limited Liability Company
Meadowlane, Inc.	Massachusetts
MFC-Livonia Properties, Inc.	Delaware
Michaels Realty Trust	New Hampshire
Milford Realty LLC	Massachusetts Limited Liability Company
MK Investments LLC	Massachusetts Limited Liability Company
Monticello 1998 L.L.C.	Delaware Limited Liability Company
Moran Foods, Inc.	Missouri
MP Realty, LLC	Massachusetts Limited Liability Company
NAFTA Industries Consolidated, Inc.	Texas
NC & T Supermarkets, Inc.	Ohio
Nevada Bond Investment Corp. I	Nevada
New Albertson’s, Inc.	Delaware

New Milford Project LLC	Massachusetts Limited Liability Company
NMS Realty, LLC	Massachusetts Limited Liability Company
Northfield 2002 L.L.C.	Delaware Limited Liability Company
NP Realty LLC	New York Limited Liability Company
Oakbrook Beverage Centers, Inc.	Illinois
PAH Realty LLC	Massachusetts Limited Liability Company
Peoples Market, Incorporated	New Hampshire Limited Liability Company
Plaistow Project LLC	Massachusetts Limited Liability Company
Plaistow Realty SSI LLC	Massachusetts Limited Liability Company
Planmark Architecture of Oregon, P.C.	Oregon
Planmark, Inc.	Minnesota
Plymouth 1998 L.L.C.	Delaware Limited Liability Company
PNHP Realty LLC	New Hampshire Limited Liability Company
PP Realty LLC	Massachusetts Limited Liability Company
Preferred Products, Inc.	Minnesota
R&M Kenosha LLC	Delaware Limited Liability Company
Richfood Holdings, Inc.	Delaware
Richfood Procurement, L.L.C.	Virginia Limited Liability Company
Richfood, Inc.	Virginia
Rich-Temps, Inc.	Virginia
Risk Planners, Inc.	Minnesota
River Project, LLC	Massachusetts Limited Liability Company
SAL Beverage Company of Texas, Inc.	Texas
SAL Food Stores of Texas, Inc.	Delaware
SAL Food Stores, Inc.	Delaware
Savage 2002 L.L.C.	Delaware Limited Liability Company
Save-A-Lot Food Stores, Ltd.	Bermuda
Save-A-Lot Holdings, Inc.	Delaware
Scolari’s Stores LLC	California
Scott’s Food Stores, Inc.	Indiana
SFW Holding Corp.	Delaware
SFW Licensing Corp.	Delaware
Shakopee 1997 L.L.C.	Delaware Limited Liability Company
Shaw Equipment Corporation	Massachusetts
Shaw’s North Attleboro Corp.	Massachusetts
Shaw’s Realty Co.	Maine
Shaw’s Realty Trust	Massachusetts
Shaw’s Securities Corporation I	Massachusetts
Shaw’s Securities Corporation II	Massachusetts
Shaw’s Supermarkets, Inc.	Massachusetts
Shop ’N Save St. Louis, Inc.	Missouri
Shop ’N Save Warehouse Foods, Inc.	Missouri
Shoppers Charitable Foundation, Inc.	Maryland
Shoppers Food Warehouse Corp.	Delaware
Shorewood 2001 L.L.C.	Delaware Limited Liability Company
Silver Lake 1996 L.L.C.	Delaware Limited Liability Company
SNH Realty, LLC	Massachusetts Limited Liability Company
Southstar LLC	Delaware Limited Liability Company
SRA Realty LLC	Massachusetts Limited Liability Company
SSM Holdings Company	Delaware
Star Markets Company, Inc.	Massachusetts
Star Markets Holdings, Inc.	Massachusetts
Sunflower Markets, LLC	Delaware Limited Liability Company
Super Rite Foods, Inc.	Delaware
Supermarket Operators of America Inc.	Delaware
SUPERVALU Finance, Inc.	Minnesota
SUPERVALU Foundation	Minnesota
SUPERVALU Holdings – PA LLC	Pennsylvania Limited Liability Company
SUPERVALU Holdings, Inc.	Missouri

SUPERVALU India, Inc.	Minnesota
SUPERVALU Management Corp.	Delaware
SUPERVALU Pharmacies, Inc.	Minnesota
SUPERVALU Receivables Funding Corporation	Delaware
SUPERVALU Receivables, Inc.	Delaware
SUPERVALU Services USA, Inc.	Minnesota
SUPERVALU Terre Haute Limited Partnership	Indiana Limited Partnership
SUPERVALU Transportation, Inc.	Minnesota
SV Markets, Inc.	Ohio
SV Ventures*	Indiana General Partnership
SVH Holding, Inc.	Delaware
SVH Realty, Inc.	Delaware
faSweet Life Products Corporation	New York
TC Michigan LLC	Michigan Limited Liability Company
The Farm Fresh Charitable Foundation	Virgina
The Richfood Foundation	Virgina
Tidyman’s, LLC	Delaware Limited Liability Company
TLC Holdings, Inc.	Wisconsin
TLC Resources, LLC	Delaware Limited Liability Company
Total Logistic Control, LLC	Delaware Limited Liability Company
Total Logistics, Inc.	Wisconsin
U.S. Satellite Corporation	Utah
Ultra Foods, Inc.	New Jersey
Valu Ventures, Inc.	Minnesota
W. Newell & Co., LLC	Delaware Limited Liability Company
WC&V Supermarkets, Inc.	Vermont
Wetterau Finance Co.	Missouri
Wetterau Insurance Co. Ltd.	Bermuda
WHP Realty, LLC	Connecticut Limited Liability Company
WP Properties, LLC	Rhode Island Limited Liability Company
WSI Satellite, Inc.	Missouri

*	SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and Scott’s Food Stores, Inc., each of which holds a 50% interest. Both general partners are direct subsidiaires of Supermarket Operators of America Inc.